                                 PROMISSORY NOTE

$75,000,000.00                                             Dated:   May 14, 1998

              FOR VALUE RECEIVED, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, not personally but solely as trustee under trust agreement dated July 26, 1977 and known as Trust No. 40935 and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, as successor trustee to First Bank, N.A., as successor trustee to National Boulevard Bank of Chicago, not personally, but solely as trustee under trust agreement dated September 27, 1976 and known as Trust No. 5602 (collectively, "BORROWER"), promise to pay to the order of CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, having an address at c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152-2319, Attention: Investment Services, S-319 ("HOLDER"), or any subsequent holder of this Note, the principal sum of Seventy-Five Million and 00/100 Dollars ($75,000,000.00), with interest on the unpaid balance of such amount from the date hereof at the rates of interest specified herein.

              1. CERTAIN DEFINED TERMS. In addition to the terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

              "ADJUSTED NET OPERATING INCOME" shall mean for any period the Net Operating Income for such period less Basic Payments made during such period.

              "AFFILIATED ENTITIES" and "AFFILIATED ENTITY" shall mean, collectively, Beneficiary, or any of the partners or shareholders of any partnership or corporation which directly or indirectly through corporations or partnerships controlled by them is a limited or general partner of the Beneficiary, or any entity of which any of such parties or shareholders alone or in any combination is a general partner or a controlling director, managing officer or majority shareholder or has or have more than a ten percent (10%) beneficial interest therein; provided that (a) any one of the foregoing Affiliated Entities is individually called an "Affiliated Entity"; and (b) the term Affiliated Entity shall specifically include Casati, Heise, and their respective spouses, blood and adoptive relatives, ancestors and descendants.

              "ASSIGNMENT" shall mean the Assignment of Rents and Leases of even date herewith, made by Borrower in favor of Holder pertaining to the Property.

              "BASIC PAYMENT" shall mean the sum of the Minimum Payment plus the Tax Reserve Payment.

              "BENEFICIARY" shall mean Continental Towers Associates-I, L.P., an Illinois limited partnership, which is the owner of the beneficial interest of Borrower, or such successor as shall have been approved by Holder.

              "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in Chicago, Illinois.

              "CAPITAL LOANS" shall have the meaning set forth in the Intercreditor Agreement.

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              "CASATI" shall mean ROLAND E. CASATI.

              "C/H PARTNERSHIP" shall mean Casati-Heise Partnership, an Illinois general partnership.

              "CLOSED PERIOD" shall mean the period beginning on the date hereof and ending on April 30, 2000.

              "COMMERCIUM" shall mean that portion of the Property used as a restaurant, health club, spa and related facilities.

              "COLLATERAL" shall mean all real and personal property encumbered by the Loan Documents including proceeds thereof.

              "DEFAULT RATE" shall mean an annual rate of 11.22% calculated on the basis of a 360-day year.

              "DEFAULT RATE INTEREST" shall mean Interest calculated at the Default Rate.

              "DEFERRED AMOUNT" shall mean the amount by which $540,656.41 exceeds the Required Monthly Payment. Deferred Payments shall bear interest at the Default Rate from the due date of the applicable
         Required Monthly Payment until the Deferred Amount is fully paid ("DEFERRED AMOUNT INTEREST").

              "EVENT OF DEFAULT" shall mean (i) a Payment Default under this Note, (ii) an Event of Default under and as defined in any of the other Loan Documents or the Subordinated Loan Documents, or (iii) the failure by Borrower to accept the Reset Amendment within ten (10) Business Days following the tendering thereof to Borrower by Lender.

              "GROSS REVENUES" for any period shall mean the sum of the gross rental receipts and all other receipts and revenues generated during such period by and from the use and operation of the Property or any part thereof, including base rental income, percentage rental income, items of expense (including real estate taxes) passed through and charged to, and/or collected from, tenants, membership fees, dues, net concession income and other net revenues from the Commercium, vending machine income, any non-refundable security deposits, charges for space occupancy, parking revenues, lease termination payments and the proceeds of any insurance proceeds specifically paid to reimburse Borrower for loss of business or rental income and not applied by Holder in reduction of the unpaid principal balance of the Loan; and in connection with the calculation and determination of Gross Revenues:

                   (a) Gross Revenues shall be determined in accordance with the cash basis method of accounting;

                   (b) Any lease termination payments shall, at the option of Holder, be included in Gross Revenues for purposes of calculating Net Operating Income, and available for distribution, in the calendar months to which they relate (i.e. the termination payment shall be applied in equal amounts to each month remaining in the term of the lease had there been no termination) and any advance rental payments shall, at the option of Holder, be held in the Lock Box Account to be included in Gross Revenues for purposes of

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              calculating  Net Operating  Income and distributed in the calendar month or months to which they relate, and such lease termination payments and advance rental payments shall be held in the Lock Box Account pending such inclusion; and

                   (c) There shall be excluded from the determination of Gross Revenues (i) proceeds of casualty insurance or condemnation and eminent domain proceedings and (ii) proceeds of any other indebtedness encumbering the Property or encumbering other Collateral including Capital Loans.

              "HEISE" shall mean RICHARD A. HEISE.

              "INTERCREDITOR AGREEMENT" shall mean that certain Subordination and Intercreditor Agreement of even date herewith between Holder and Junior Holder.

              "INTEREST" shall mean interest accruing hereunder at the Interest Rate or the Default Rate, as applicable.

              "INTEREST RATE" shall mean an annual rate of interest of 7.22% calculated on the basis of a 360-day year.

              "JUNIOR HOLDER" shall mean the holder of the Subordinated Loan Documents.

              "LOAN" shall mean the loan evidenced by this Note.

              "LOAN DOCUMENTS" shall mean this Note, the Mortgage, the Assignment, and all other documents, agreements and instruments evidencing, securing or in any way relating to the Loan, together with all amendments thereto which may hereafter exist.

              "LOCK BOX ACCOUNT" shall have the meaning set forth in the Lock Box Agreement.

              "LOCK BOX AGREEMENT" shall mean that certain 1998 Lock Box and Blocked Accounts Agreement of even date herewith among LaSalle National Bank, Borrower, Beneficiary, Holder and Julian, Toft & Downey, Inc.

              "MANAGEMENT AGREEMENT" shall mean the Management Agreement   dated
         December 12, 1997 among Beneficiary and Manager, together with the Agreement Pertaining to Management Agreement of even date herewith among Manager, Beneficiary, and Holder.

              "MANAGER" shall mean Prime Realty Services, Inc. or other Manager approved by or designated by Senior Lender pursuant to the Management Agreement.

              "MATURITY DATE" shall mean January 5, 2013.

              "MINIMUM PAYMENT" in respect of a calendar month shall mean the sum of Four Hundred Sixty-Six Thousand Six Hundred Sixty-Seven Dollars ($466,667).

              "MORTGAGE" shall mean the First Mortgage of even date herewith, made by Borrower in favor of Holder pertaining to the Property.

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              "NET OPERATING INCOME"  shall  mean  for  any period the amount,if any, by which Gross Revenues for such period exceed Operating Costs for such period.

              "NOTE"  shall  mean  this  Promissory  Note,   together  with  all
         amendments hereto from time to time.

              "OPERATING COSTS" for any period shall mean the normal and customary operating costs of the Property paid during such period by or for the account of Borrower, all as determined in accordance with the cash basis method of accounting; provided that:

                   (a) If the charges are not usual and customary then, to constitute an allowable Operating Cost, such items must be approved by Holder as being permitted Operating Costs for purposes of calculating Net Operating Income;

                   (b) Operating Costs shall include, among other things, bona fide management fees under the Management Agreement and deposits into the Tax Reserve Account;

                   (c) If the period for which Operating Costs is being determined is other than a full year, annual costs, such as insurance premiums and like costs shall be allocated ratably to such period;

                   (d)  Operating Costs shall not include:

                        (i) Any principal, interest or other amounts paid under any notes secured by liens encumbering the Property or other Collateral, or any other loan, including the Loan, the Subordinated Loan and any Capital Loans;

                        (ii) Leasing  commissions,  cost  of tenant improvements
                   and other  nonrecurring  capital items;

                        (iii)Income taxes;

                        (iv) Non-cash items, such as depreciation or
                   amortization;

                        (v) Real estate taxes upon the Property except to the extent paid with funds of the Borrower in the event that funds accumulated in the Tax Reserve Account shall be insufficient to pay the same; or

                        (vi) Costs  paid  directly  by  tenants,  except  to the
                   extent the amount  thereof is  included in Gross Revenues;

                   (e) For the purposes of computing Operating Costs, no fees, commissions, charges, expenses or other amounts paid to any Affiliated Entity shall constitute an Operating Cost unless such fees, commissions or other amounts are bona fide costs and are approved by Holder as a permitted Operating Cost; and specifically, but without limitation, the term Operating Costs shall not include without the express written approval of Holder
              (i) salaries or other  compensation directly or indirectly paid to

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              Affiliated  Entities other than as expressly provided herein, (ii)
              any allocation of expenses of employees, agents or independent contractors that render services or with respect to properties other than the Property, nor (iii) any expense that is paid from proceeds of the Loan or out of reserves established out of Gross
              Revenues or otherwise, the amount of which were deducted as Operating Costs;

              "OUTSTANDING BALANCE" shall mean, as of the date of calculation, the outstanding principal balance of this Note, all accrued interest thereon, whether or not capitalized, and all other amounts due hereunder.

              "OUTSTANDING PRINCIPAL" shall mean the outstanding principal amount hereof.

              "PARTIES" shall mean Borrower, Beneficiary and Holder.

              "PAYMENT DEFAULT" shall meaning set forth in Section 10 of this Note.

              "PREPAYMENT PREMIUM" shall have the meaning set forth in Section 6 of this Note.

              "PROPERTY" shall have the meaning assigned in the Mortgage to the term "Mortgaged Property."

              "REMAINING ADJUSTED NET OPERATING INCOME" shall mean Adjusted Net Operating Income for a calendar month minus the Required Monthly Payment due in the next succeeding calendar month.

              "REQUIRED DEFERRED PAYMENT" shall mean the lesser of (i) the aggregate of all unpaid Deferred Amounts plus accrued and unpaid Deferred Amount Interest or (ii) Remaining Adjusted Net Operating Income.

              "REQUIRED MONTHLY PAYMENT" shall mean the sum of (i) the Minimum Payment plus (ii) the lesser of (a) Seventy-Three Thousand Nine Hundred Eighty-Nine and 41/100 Dollars ($73,989.41), or (b) the Adjusted Net Operating Income for the preceding month.

              "RESET AMENDMENT" shall have the meaning set forth in the Intercreditor Agreement.

              "RESET DATE" shall mean April 30, 2005.

              "SUBORDINATED LOAN" shall mean the loan evidenced by the Subordinated Loan Documents.

              "SUBORDINATED LOAN DOCUMENTS" shall mean the loan documents listed in SCHEDULE A attached hereto.

              "TAX RESERVE ACCOUNT" shall mean the Real Estate Tax Escrow Account created and maintained pursuant to the Lock Box Agreement.

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              "TAX  RESERVE  PAYMENT"  for  any  calendar  month  shall mean the payment made to the Tax Reserve Account pursuant to the Lock Box Agreement in such month.

              2.   TERMS OF PAYMENT.

                   (a) Borrower shall pay to Holder on May 20, 1998, interest only on the Outstanding Principal, at the Interest Rate, for the number of days elapsed from and including the date of advancement of the Loan to and including May 19, 1998; and

                   (b) Commencing June 20, 1998 and on the twentieth (20th) day of each calendar month thereafter until the Maturity Date (as defined herein), Maker shall pay to Holder (i) an installment of principal and interest accrued on the Outstanding Principal from time to time equal to the Required Monthly Payment, plus (ii) the Required Deferred Payment; and

                   (c) On the Maturity Date, Borrower shall pay to Holder the entire Outstanding Principal, together with accrued and unpaid interest thereon at the Interest Rate chargeable hereunder and any other charges due under this Note, the Mortgage and the other Loan Documents, and any other amounts due under or secured by the Mortgage or due under or secured by any of the other Loan Documents.

              Notwithstanding the foregoing, in the event that the due date of any payment required in this Note is not a Business Day, such payment shall be due on the next succeeding Business Day, following such due date. Each payment shall be applied first to accrued interest then to principal. Notwithstanding the foregoing, any monthly payment or any other payment received by Holder at a time when an Event of Default exists shall be applied by Holder to the indebtedness evidenced hereby in such order and manner as Holder may elect. Net Operating Income and all components thereof shall be subject to audit and review by Holder and its auditors, at Borrower's expense, and in any such audit and review, Holder's auditors may adjust and reallocate items of income and expense, and the timing thereof, as they may deem necessary to accurately present Net Operating Income and the components thereof on a basis consistent from year to year or period to period.

              3. MATURITY. The entire Outstanding Balance hereof and other obligations payable pursuant to the M ortgage or other Loan Documents shall be due and payable to Holder on the Maturity Date.

              4. SURVIVAL OF PAYMENT OF OBLIGATIONS. The obligations of Borrower hereunder shall be secured by the Mortgage and the other Loan Documents and Collateral and Holder shall be under no obligation to satisfy or otherwise release the Mortgage and the other recorded Loan Documents until the payment in full of all amounts payable to Holder under this Note and all other Loan Documents.

              5. PAYMENTS. All payments on account of the Loan or this Note shall be made not later than noon (Chicago time) on the day when due in lawful money of the United States in same day or other immediately available funds and are payable at Holder's office as set forth above, or at such other place as Holder shall notify the Borrower in writing.

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              6.   PREPAYMENT.  No  portion of the  principal of the Loan may be prepaid prior to the end of the Closed Period. Thereafter, the Loan may be prepaid in full but not in part upon no less than thirty (30) days prior written notice to Holder and payment to Holder in immediately available funds of all amounts due hereunder and under the Loan Documents plus the Prepayment Premium calculated in accordance with SCHEDULE B attached hereto (the "PREPAYMENT
PREMIUM"). Except as may be otherwise provided by the terms of the Loan Documents, Prepayment Premium shall be payable upon any unscheduled payment of principal which occurs prior to thirty (30) days prior to the Maturity Date, whether before or after an Event of Default, whether or not the indebtedness evidenced hereby shall have been accelerated, whether such unscheduled payment of the principal is made before or after the commencement of foreclosure proceedings or for any other reason, which Prepayment Premium shall be paid in addition to the principal and interest then due and payable and all other amounts owing to Holder under the Loan Documents and secured by the Mortgage. In the event of an acceleration of the indebtedness under this Note during the Closed Period, the Prepayment Premium then due shall be the amount calculated pursuant to SCHEDULE B plus two percent (2%) of the Outstanding Principal. Notwithstanding the foregoing provisions of this Section 6, prepayment of the Loan shall be permitted without Prepayment Penalty to the extent insurance proceeds or eminent domain awards and compensation are to be or may (at the option of Senior Lender) be applied to the Loan pursuant to the Mortgage.

              7. RESET. Pursuant to the Intercreditor Agreement, the payment and other terms of this Note will be reset effective on the Reset Date upon the execution and delivery to Borrower by Junior Holder and Holder of a Reset Amendment setting forth the terms of this Note for the period on and following the Reset Date. Borrower irrevocably agrees to countersign and accept such Reset Amendment provided that in no event shall the Minimum Payment be increased nor shall the Interest Rate exceed the greater of (i) twenty-five percent (25%) per annum, or (ii) that annual rate which when multiplied by the Outstanding
Principal would yield a smaller product than an annual rate of twelve and one-half percent (12-1/2%) multiplied by the outstanding balance (including principal, capitalized interest and accrued and unpaid interest) of the Subordinated Loan.

              8.   APPLICATION OF PAYMENTS.

                   (a) All payments received by Holder under the Loan shall be applied first to interest and the balance to principal; and

                   (b) Notwithstanding anything to the contrary herein contained, in the event that there shall have occurred an Event of Default under the Mortgage, Holder, in its discretion, may apply any payment under this Note to such amounts due hereunder and under the Loan Documents and in such order as Holder may determine.

              9. LATE PAYMENT. In the event Borrower fails to make any payment due under this Note, within five (5) days after the same shall become due, whether by acceleration of payment or otherwise, Holder, in addition to its rights set forth in Section 10 hereof, may at its option impose a late charge on Borrower, payable upon demand, equal to the greater of:

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                   (a)  The amount resulting  from  applying the rate of Default
              Rate Interest, computed  from the date  such  payment  was due and
              payable to the date of receipt of such payment by Holder in   good
              and immediately available funds, or

                   (b) An amount equal to four percent (4%) of the amount of such past due payment notwithstanding the date on which such payment is actually paid to Holder.

              10. ACCELERATION OF INDEBTEDNESS. If the Required Monthly Payment is not made when due in any month, the Holder may give written notice to the Borrower stating the deficiency for such month and stating that Borrower will be in default if the delinquent amount is not paid within ten (10) Business Days. If Borrower does not pay the delinquent amount before the expiration of the stated period, it shall be deemed in default under this Note (a "PAYMENT DEFAULT"). Upon the occurrence of an Event of Default, then and in any such event, the Outstanding Principal and all interest accrued thereon and all charges and fees which are part of the Loan and any other sums advanced by Holder under this Note and the other Loan Documents shall, at the option of Holder, and without notice, demand or presentment for payment to Borrower or any other person or entity, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity, anything herein or in the other Loan Documents to the contrary notwithstanding, all without any relief whatever from any valuation or appraisement laws and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Holder in this Note, the Mortgage, in any of the other Loan Documents, or by such other rights and remedies which Holder may have at law, equity or otherwise. Default Rate Interest shall accrue on the Outstanding Principal from the date of any default hereunder (so long as such default shall continue), regardless of whether or not there shall have been an acceleration of the payment of principal as set forth herein.

              11. SECURITY. Payment hereof and all obligations of Borrower and other parties (other than Holder) to the Loan Documents are secured by the Mortgage and the other Loan Documents.

              12. EXPENSES AND COSTS OF COLLECTION. Borrower shall pay all costs and expenses of collection incurred by Holder, in addition to principal, interest and late or delinquency charges (including, without limitation, court costs and reasonable attorneys' fees and disbursements through and including any appellate proceedings and any special proceedings) and including all costs and expenses incurred in connection with the pursuit by Holder of any of its rights or remedies referred to herein or the protection of or realization of collateral or in connection with any of Holder's collection efforts, whether or not suit on this Note, on any of the other Loan Documents or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and also shall be secured by the Mortgage and all other collateral at any time held by Holder as security for Borrower's obligations to Holder.

              13.  NO WAIVER OR ORAL MODIFICATION. It is agreed that:

                   (a) No failure on the part of Holder to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver of such default, any future default or of any other default;

                   (b) No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment or to impose late or delinquency charges thereafter or to impose such charges retroactively, nor shall it be deemed to be a novation by Holder of this Note or as a reinstatement by Holder of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, nor be construed so as to preclude the exercise of any right which Holder may have, whether by the laws of the state governing this Note, by agreement or otherwise, and Borrower and each endorser hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing; and

                   (c) This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

              14. WAIVER OF CERTAIN NOTICES. To the fullest extent permitted under applicable law, Borrower, for itself and its successors and assigns, and each endorser, if any, of this Note, for its heirs, successors and assigns, hereby waives presentment, protest, notice of protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including, but not limited to, exemptions provided by or allowed under any federal or state bankruptcy or insolvency laws, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof, provided the foregoing waiver shall not apply to any notice required under any express provision of the Senior Loan Documents.

              15. INTEREST NOT TO EXCEED MAXIMUM PERMITTED BY LAW. It is the intention of the parties to conform strictly to the usury and other laws relating to interest from time to time in force, and all agreements between Borrower and Holder, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Holder, or collected by Holder or for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, in the Mortgage or in the Assignment, any other Loan Documents or in any other security agreement given to secure the indebtedness of Borrower to Holder, or in any other document heretofore, now or hereafter evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury or such other laws (the "Maximum Amount"); and without limiting the foregoing:

                   (a) If under any circumstances whatsoever fulfillment of any provision hereof or of the Mortgage, or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the Maximum Amount, then IPSO FACTO, the obligation to be fulfilled shall be reduced to the Maximum Amount;

                   (b) For the purposes of calculating the actual amount of interest paid and/or payable hereunder, in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of all of such indebtedness, so that the actual rate of interest on account of such indebtedness is uniform through the term hereof; and

                   (c) The terms and provisions of this Section 15 and Section 16 hereof shall control and supersede every other provision of all agreements between Borrower or any endorser and Holder.

              16. PAYMENT IN EXCESS OF MAXIMUM AMOUNT. If under any circumstances Holder shall ever receive an amount deemed interest by applicable law, which would exceed the Maximum Amount, such amount that would be excessive interest under applicable usury laws or such other laws shall be deemed a payment in reduction of the Outstanding Principal and shall be so applied or shall be applied to the principal amount of other indebtedness secured by the Mortgage and not the payment of interest, or if such excessive interest exceeds the Outstanding Principal, and any other indebtedness of Borrower in favor of Holder, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf.

              17. GOVERNING LAW AND CONSENT TO JURISDICTION. Borrower and Holder agree that, in all respects, including all matters of construction and performance, the obligations arising under this Note shall be governed by and construed in accordance with the laws of the State of Illinois. Borrower does hereby irrevocably and unconditionally submit to the personal jurisdiction of the courts of the State of Illinois and does further irrevocably and unconditionally stipulate and agree that the Federal Courts in the State of Illinois shall (in addition to any jurisdiction of courts of which Holder may elect to avail itself) have jurisdiction to hear and finally determine any dispute, claim, controversy or action arising out of or connected (directly or indirectly) with the Loan and the Loan Documents. Borrower does hereby agree that final judgments in any action or proceedings shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect the right of Holder to bring an action or proceeding against the undersigned or its property in the courts of any other jurisdiction. To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court from legal process (whether through service or notice, attachment prior to judgment, attachment and aid of execution, execution or otherwise), with respect to the Borrower's property, Borrower hereby unconditionally and irrevocably waives such immunity in respect of its obligations under the Loan and the Loan Documents. The foregoing consent, in advance, to the jurisdiction of the above-mentioned courts is a material inducement for Holder to make the Loan.

              18. NO JOINT VENTURE; INDEMNITY. Borrower and Holder intend that the relationship created under this Note, the Mortgage, and all other Loan Documents be solely that of debtor and creditor or mortgagor and mortgagee, as the case may be. Nothing herein or in the Mortgage is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship among

Borrower and/or Beneficiary and Holder, nor to grant Holder any interest in the Property other than that of creditor or mortgagee, it being the intent of the parties hereto that Holder shall have no liability whatsoever for any losses generated by or incurred with respect to the Property nor shall Holder have any control over the day to day management for operations of the Property. The terms and provisions of this Section shall control and supersede over every other provision and all other agreements among Borrower, Beneficiary and Holder. Borrower hereby agrees to indemnify and hold Holder harmless and defend Holder against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) and all claims, actions, procedures and suits arising out of or in connection with any construction of the relationship of Borrower and Holder as that of joint ventures, partners, tenants in common, joint tenants or any relationship other than that of debtor and creditor, or any assertion that such a construction should be made, and arising out of a claim, assertion or litigation directly or indirectly brought by, or on behalf of Borrower or Beneficiary, its partners or their partners. The foregoing indemnity shall survive the repayment of this Note and the satisfaction of the Mortgage and shall continue so long as any liability for which the indemnity is given may exist or arise.

              19. TIME OF ESSENCE. Time is of the essence of this Note and of each provision in which time is an element.

              20. WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY: THIS WAIVER BEING A MATERIAL INDUCEMENT FOR HOLDER TO ACCEPT THIS NOTE.

              21. DATE OF PERFORMANCE. If the date for the performance of any term, provision or condition (monetary or otherwise) under this Note shall happen to fall on a Saturday, Sunday or non-Business Day, the date for the performance of such term, provision or condition shall, at the option of Borrower or Holder, be extended to the next succeeding Business Day immediately thereafter occurring, with interest on the Outstanding Principal at the Interest Rate provided in this Note to such next succeeding Business Day if such term, provision or condition shall result in the extension of any monetary payment due to Holder.

              22. RECEIPT OF PAYMENT. Any payment which is made by wire transfer or other immediately available funds and which is actually received by Holder prior to 2:00 p.m. shall be deemed to have been received and cleared by Holder on the date of receipt.

              23. BINDING UPON SUCCESSORS AND ASSIGNS. The provisions of this Note shall bind Borrower and its successors and assigns; provided, however, that nothing herein shall be construed as permitting Borrower to take any action in violation of the Mortgage.

              24. DISCLAIMER. The Loan Documents are intended solely for the benefit of Borrower and Holder and their successors and assigns; no third party shall have any rights or interest in any provisions of the Loan Documents or as a result of any action or inaction of Holder in connection therewith. Any actions taken by Holder or any representative of Holder (to review plans and specifications, to inspect the Property or otherwise) are solely for Holder's protection and neither the Borrower nor any other person shall be entitled to rely upon any such action.

              25. PRIOR AGREEMENTS. The Loan Documents supersede and cancel all prior loan applications, commitments, agreements and understandings, whether oral or written, with respect to the Loan, and all prior agreements and understandings are merged into the Loan Documents.

              26. SEVERABILITY. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

              27. CONSENT TO EXTENSIONS AND RELEASES OF COLLATERAL. The Borrower and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications hereof from time to time (other than modifications which increase the amount of the Loan or cause Borrower to incur expenditures) prior to or after the Maturity Date without notice, consent or consideration to any of the foregoing, (b) expressly agree to any substitution, exchange, addition or release of any party or person primarily or secondarily liable hereon, and (c) expressly agree that Holder shall not be required first to institute any suit, or to exhaust its remedies against the undersigned or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note.

              28. NOTICES. All notices and other communications required or permitted to be made or given pursuant hereto by one party to another shall in each case be in writing (except where oral or telephone notice is specifically permitted pursuant to the provisions hereof or of any other Loan Document) and shall be deemed effectively made or given when personally delivered, when transmitted by telecopier (with written confirmation by certified mail, postage prepaid, return receipt requested on the date the telecopy is sent) on the Business Day next following prepaid delivery to an overnight messenger service (such as, by way of example, Federal Express Company, or equivalent) or three
(3) days after having been deposited in the United States Mail, postage prepaid, certified mail, return, receipt requested, address as follows, or at such other address as the parties may from time to time by notice direct.

                   If to Borrower:  c/o Continental Towers Associates-I, L.P.
                                    c/o CTA Partner, L.L.C.
                                    77 West Wacker Drive
                                    Suite 3900
                                    Chicago, Illinois  60601
                                    Attn:   Richard S. Curto
                                    Fax:    (312) 917-4230

                   with copy to:    Winston & Strawn
                                    35 West Wacker Drive
                                    Chicago, Illinois  60601
                                    Attn:   Wayne D. Boberg
                                    Fax:    (312) 558-5700
                   if to Holder:    Connecticut General Life Insurance Company
                                    c/o CIGNA Investments, Inc.
                                    900 Cottage Grove Road
                                    Hartford, Connecticut  06152-2319
                                    Attn:   Investment Services, S-319
                                    Fax:    (860) 726-6328

                   with a copy to:  Goldberg, Kohn, Bell, Black,
                                      Rosenbloom & Moritz, Ltd.
                                    55 East Monroe Street
                                    Suite 3700
                                    Chicago, Illinois 60603
                                    Attn:   Stephen B. Bell
                                    Fax:    (312) 332-2196

              29. LIMITATION OF LIABILITY. The undersigned has executed this instrument solely in its capacity as trustee, and not personally. No personal liability shall be asserted against the trustee, personally, arising out of this instrument, it being understood and agreed that all such liability shall be limited to Holder's rights against (i) the Beneficiary to the extent herein provided, (ii) the Property, including the Assignment, and/or (iii) any other security given for repayment of the Loan. Neither Beneficiary nor any of the general partners of Beneficiary (collectively called the "Obligated Parties") shall under any circumstances be personally liable for the repayment of any of the principal of, interest on, or prepayment fees or late charges, or other charges or fees, including, without limitation, attorneys' fees, due in connection with, the Loan or for any deficiency judgment which Holder may obtain after foreclosure of the Mortgage after default by Borrower; provided, however, that the Obligated Parties shall be personally liable to the extent more fully provided in the Mortgage. Nothing herein shall be deemed to be a waiver of any right which Holder may have under Sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978 or any successor thereto or similar provisions under applicable state law to file a claim for the full amount of the debt owing to Holder by Borrower or to require that all collateral shall continue to secure all of the indebtedness owing to Holder in accordance with the Loan Documents.

                  IN WITNESS WHEREOF, Borrower has executed this instrument by its duly authorized signatories on the date first above written.

                                     AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                     CHICAGO, a national banking association, not personally, but solely as trustee under trust agreement dated July 26, 1977 and known as Trust No. 40935

                                     By \s\ Mark J. De Grazia
                                         --------------------------------------
                                     Its Trust Officer
                                         --------------------------------------
ATTEST:

Attestation not required by
American National Bank and Trust
Company of Chicago Bylaws
--------------------------------

                                     AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                     CHICAGO, a national banking association, as successor trustee to First Bank, N.A., as successor trustee to National Boulevard Bank of Chicago, not personally, but solely as trustee under trust agreement dated September 27, 1976 and known as Trust No. 5602

                                     By  \s\ Mark J. De Grazia
                                         --------------------------------------
                                     Its Trust Officer
                                         --------------------------------------
ATTEST:

Attestation not required by
American National Bank and Trust
Company of Chicago Bylaws
--------------------------------

                                   SCHEDULE A

                           SUBORDINATED LOAN DOCUMENTS

              1. Loan Modification and Amended and Restated Loan Agreement dated as of June 1, 1995 (as amended, the "JUNIOR LOAN AGREEMENT"), by and among American National Bank and Trust Company of Chicago, not personally, but as Trustee of Trust No. 40935 ("TRUST 40935"), Continental Towers Associates - I ("CTA"), Roland E. Casati ("CASATI"), Richard E. Heise ("HEISE"), Casati-Heise Partnership ("C/H") and General Electric Capital Corporation ("GECC"), which was recorded in the office of the Recorder of Deeds, Cook County, Illinois ("RECORDER'S OFFICE") on August 17, 1995 as Doc. No. 95545031.

              2. First Amendment to Loan Modification and Amended and Restated Loan Agreement by and among Trust 40935, CTA, Casati, Heise, C/H and GECC, which was recorded in the Recorder's Office on December 17, 1997 as Document No. 97947240.

              3. Amended and Restated First Mortgage dated as of October 1, 1991 from Trust 40935 and joined in by C/H to GECC and recorded in the Recorder's Office as Document No. 92001888, as amended by the First Amendment and the Second Amendment (together with the Supplemental Mortgage and as either has been amended, the "JUNIOR MORTGAGE").

              4. Assignment of Leases and Rents dated as of October 1, 1991, from Trust 40935 and joined in by C/H to GECC and recorded in the Recorder's Office as Document 92001889, as amended by the First Amendment and the Second Amendment.

              5. First Amendatory Agreement dated as of April 30, 1993 (the "FIRST AMENDMENT") executed and delivered by and among the Parties, which First Amendment was duly filed for record and recorded in the Recorder's Office as Document No. 93-434372 on June 9, 1993.

              6. Second Amendatory Agreement dated as of November 1, 1994 (the "SECOND AMENDMENT") executed and delivered by and among the Parties, which Second Amendment was duly filed for record and recorded in the Recorder's Office as Document No. 94084292, on December 30, 1994.

              7. Supplemental First Mortgage and Security Agreement dated June 1, 1995, from First Bank, N.A. as successor trustee to National Boulevard Bank of Chicago, not personally, but solely as Trustee of Trust No. 5602 ("TRUST 5602"), with joinder by CTA, in favor of GECC, which was recorded in the Recorder's Office on August 17, 1995 as Doc. No. 95545032 (the "SUPPLEMENTAL MORTGAGE").

              8. 1997 Promissory Note ("1997 PROMISSORY NOTE") dated October 1, 1991 Amended and Restated as of the Effective Date December 12, 1997 in the amount of $163,103,099.24 made by Trust 40935 in favor of GECC.

              9. Hazardous Substances Indemnity Agreement dated as of October 1, 1991, as amended by the Loan Agreement.

              10. All UCC financing statements executed in connection with any of the foregoing.

              11.  1998   Agreement  of  even  date  herewith  among  Mortgagor,
Beneficiary and Prime.

                                   SCHEDULE B

                               PREPAYMENT PREMIUM

Prepayment Premium is defined as the greater of (A) 1% of the Outstanding Principal or (B) the sum of the Present Values (defined below) on the date of repayment of each Monthly Interest Shortfall (defined below) for the period commencing on the date of repayment of the Outstanding Principal and ending on the Seventh Anniversary (or, if the Reset Terms have been accepted, ending on the Maturity Date) (as applicable, the "TERM") discounted at the monthly Treasury Yield plus 50 basis points.

The Monthly Interest Shortfall is calculated for each monthly scheduled payment date and is the product of (i) the positive difference, if any, of the Semi-Annual Equivalent Rate less the Treasury Yield plus 50 basis points, divided by 12 times (ii) the Outstanding Principal on the first day of the month for which the calculation is made for each full and partial month remaining in the Term.

The Present Value is then determined by discounting each Monthly Interest Shortfall at the Treasury Yield plus 50 basis points divided by twelve.

FOR EXAMPLE: If an investment with an Interest Rate of 9% were prepaid with 24 months remaining in the Term, at a time when Federal Reserve Statistical Release H.15(519) reported a two-year Treasury Yield of 6.5%, and the outstanding loan balance was $10,000,000 then:

     Semi-Annual Equivalent Rate                                     .0917
     Less the Treasury Yield plus 50 basis points                   (.0700)
                                                              ------------
     Equals the positive rate difference divided by 12               .0217
     Equals the monthly rate difference                            .001808
     Times the Outstanding Principal                         x $10,000,000
                                                              ------------
     Equals the monthly interest shortfall                      $18,080.00

The sum of the Present Values of each Monthly Interest Shortfall ($18,080) discounted at the monthly Treasury Yield plus 50 basis points (7% divided by 12 or .58333%) equals $403,818.60.

The "SEMI-ANNUAL EQUIVALENT RATE" in respect of the Interest Rate of 7.22% is 7.329%.

The  "TREASURY  YIELD"  will be  determined  by  reference  to  Federal  Reserve
Statistical Release H.15(519) of Selected Interest Rates (or any similar successor publication of the Federal Reserve) for the first week ending not less than two full weeks prior to the prepayment date. If the remaining Term is less than one year, the Treasury Yield will equal the yield for 1-Year Treasury Constant Maturities. If the remaining Term is equal to one of the maturities of the Treasury Constant Maturities (e.g., 1 year, 2-year, etc.), then the Treasury Yield will equal the yield for the Treasury Constant Maturity with a maturity equaling the remaining Term. If the remaining Term is longer than one year but does not equal one of the maturities of the Treasury Constant Maturities, then the Treasury Yield will equal the yield for the Treasury Constant Maturity closest to but not exceeding the remaining Term.

Notwithstanding the foregoing, if the event giving rise to the payment of Prepayment Premium occurs during the Closed Period, the Prepayment Premium calculated pursuant to the foregoing provisions of this Schedule B shall be increased by an amount equal to 2% of the Outstanding Principal.






















































                                      -2-